UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 7/26/2016

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 000-04887

MO	43-0903811
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1010 Grand Blvd., Kansas City, MO 64106

(Address of principal executive offices, including zip code)

(816) 860-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 26, 2016, UMB Financial Corporation (the “Company”) issued a press release announcing the financial results for the Company for the quarter ended June 30, 2016. A copy of the press release is attached as Exhibit 99.1 and the information is hereby incorporated by reference herein.

The information contained under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 26, 2016, the Company issued a press release announcing that the Board of Directors of the Company appointed Ram Shankar to the position of Chief Financial Officer (“CFO”) of the Company, effective August 8, 2016. Mr. Shankar, age 43, previously served as a Managing Director: Director of Financial Planning & Analysis and Investor Relations at First Niagara Financial Group Inc. (“First Niagara”) from September 2011 until his appointment to the Company. Prior to his employment at First Niagara, Mr. Shankar served as Vice President and Senior Research Analyst at FBR Capital Markets. In connection with the appointment of Mr. Shankar, Mr. Michael Hagedorn, Vice Chairman and interim CFO of the Company, will resign as interim CFO of the Company effective August 8, 2016, and following such date, will no longer perform these functions for the Company. A copy of the press release announcing Mr. Shankar’s appointment is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Mr. Shankar will receive an annual salary of $350,000, with a sign-on bonus of $30,000, and will participate in the Company’s 2016 Short-Term Incentive Compensation Program at a target of 50% of his annual salary and in the Company’s Long-Term Incentive Compensation Program at 50% of his annual salary. The Board also approved a grant to Mr. Shankar of 3,000 shares of service based UMB restricted stock, which vests 50% on the second anniversary of the date of grant and 50% on the third anniversary of the date of grant. The Board also approved a relocation assistance agreement for Mr. Shankar, including a relocation bonus of $25,000, the reimbursement of real estate commissions and the reimbursement of certain other relocation expenses. There are no other arrangements or understandings between him and any other person pursuant to which he was selected as an officer. The Company knows of no transactions between him, or any of his related persons, and the Company that need to be reported pursuant to Item 404(a) of Regulation S-K.

A copy of the employment offer letter issued to Mr. Shankar is being filed by the Company in this Current Report as Exhibit 99.3 and that information is hereby incorporated by reference herein. A copy of the relocation assistance agreement entered into with Mr. Shankar is being filed by the Company in this Current Report as Exhibit 99.4 and that information is hereby incorporated by reference herein.

Also on July 26, 2016, the Board authorized the creation of one (1) additional director position on the Board and appointed Mr. Timothy R. Murphy, the Chief Executive Officer and Chairman of Murphy-Hoffman Company, to fill the open position. Mr. Murphy was also appointed to serve on the Company’s Compensation Committee and Corporate Governance & Nominating Committee. A copy of the press release announcing Mr. Murphy’s appointment is attached as Exhibit 99.5 to this Current Report on Form 8-K.

Mr. Murphy will receive the standard compensation provided by the Company to non-employee directors for their service on the Board during 2016, which in his case is comprised of (1) an annual cash retainer of $40,000, (2) an annual equity retainer consisting of fully vested shares of the Company’s common stock with a value of $45,000 on the grant date, and (3) a fee of $1,000 for each meeting of the Compensation Committee or the Corporate Governance & Nominating Committee attended. There are no other arrangements or understandings between him and any other person pursuant to which he was selected as a director. The Company knows of no transactions between him, or any of his related persons, and the Company that need to be reported pursuant to Item 404(a) of Regulation S-K.

Exhibits 99.2 and 99.3 hereto are being furnished and shall not be deemed “filed” with the SEC for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and are not incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 7.01	Regulation FD Disclosure

On July 26, 2016, in the same press release previously noted in Item 2.02 of this Current Report on Form 8-K, the Company announced that the Board declared a regular quarterly dividend of $0.245 per share payable on October 3, 2016 to shareholders of record on September 9, 2016. As noted, the press release is attached as Exhibit 99.1, and the information is hereby incorporated herein by reference.

The Company is furnishing a copy of presentation materials that will be used in the Company’s shareholder conference call on July 27, 2016, at 9:30 a.m. (CT). A copy of the materials is attached as Exhibit 99.6 and will be available on the Company’s website at www.umb.com. The materials are dated July 27, 2016, and the Company disclaims any obligation to correct or update any of the materials in the future.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.6 hereto, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press release announcing second quarter financial results and quarterly dividend.

Exhibit 99.2	Press release announcing appointment of Mr. Shankar.

Exhibit 99.3	Employment Offer Letter for Mr. Shankar.

Exhibit 99.4	Relocation Assistance Agreement for Mr. Shankar.

Exhibit 99.5	Press release announcing appointment of Mr. Murphy to the Board of Directors.

Exhibit 99.6	Presentation for conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION

By:	/s/ Michael D. Hagedorn
Michael D. Hagedorn Vice Chairman and Interim Chief Financial Officer

Date: July 26, 2016